UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                 ----------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November ___, 2001

                           EXHAUST TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

        WASHINGTON                                         91-1970433
(State or other jurisdiction                   (IRS Employer Identification No.)
      of incorporation)

                               230 North Division
                            Spokane, Washington 99202
          (Address of principal executive offices, including zip code)

                                 (509) 838-4447
              (Registrant's telephone number, including area code)


Item 5. Other Events.

Effective October ____, 2001, Exhaust Technologies, Inc. (the "Company") entered into a licensing arrangement with the Tool & Hoist Division ("Licensee") of Ingersoll Rand Company, a New Jersey corporation, pursuant to which the Company granted the Licensee a worldwide license of the Company's noise reduction technology. Except for (1) certain rights retained by the Company to use the noise reduction technology in conjunction with the Company's "AIRCAT" products in the United States and Canada, and (2) certain rights previously granted to another licensee, the license is exclusive.

In consideration for the license granted under the agreement with the Licensee, the Licensee paid the Company an advance royalty payment. Under the terms of the agreement, the Licensee is required to pay the Company royalties in connection with sales of products containing the Company's noise reduction technology. Commencing in 2002, the Licensee will pay the Company a minimum royalty, regardless of sales volume. The royalty obligation ceases upon the expiration of the Company's rights in the noise reduction technology. In the event of a default by the Licensee, the license will continue, and the Licensee will remain obligated to pay the required royalties.

The agreement has no stated termination date, meaning that it may continue indefinitely. The agreement may be terminated by the Licensee upon 90 days prior written notice.

This Current Report on Form 8-K contains forward-looking statements, including those pertaining to the payment of royalties under the license agreement with the Licensee. You can identify forward-looking statements by use of forward-looking terminology such as "anticipates," "believes," "expects," "intends," "may," "plans," "will," or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans, or intentions. Such forward-looking statements may have known and unknown risks, uncertainties, and other factors that may cause the Company's actual results, performance, or achievements to be materially different from any results, performance, or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those set forth in such forward-looking statements. Factors that may cause actual results to differ materially include lack of market acceptance, development of competitive products, business decisions by the Licensee to cease the manufacturing or marketing of products containing the noise reduction technology, as well as the "Risk Factors" and other risks detailed in the Company's annual report on Form 10-KSB for the period ended January 31, 2001, and the Company's Quarterly Reports on Form 10-QSB for the periods ended April 30, 2001 and July 31, 2001, filed with the Securities and Exchange Commission. The Company cautions you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date of this Current Report.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Exhaust Technologies, Inc.
                                                      (Registrant)


Dated: _________________, 2001                        By:
                                                         -----------------------
                                                         Robert E. Sterling
                                                         President